Exhibit 99.1

Archer Announces Experienced and Skilled Board Nominees
Ahead of Merger with Atlas Crest Investment Corp.

●	Archer rounds out nominations to the combined company’s board of directors with diverse and seasoned talent from the aviation, automotive, technology, and finance & consulting sectors

●	Nominations include Deborah Diaz, former CTO and deputy CIO of NASA, Maria Pinelli, former Global Vice Chair of E&Y and Fred Diaz, former CEO of Mitsubishi Motors North America

●	Latest announcement comes after Archer announced last week the nomination of Oscar Munoz, former United Airlines Chairman and CEO, to join the post-closing board of directors

●	Board appointments are set to bolster Archer’s position as a strategic leader in the eVTOL space

PALO ALTO, CA., August 4, 2021- Archer Aviation Inc. (“Archer”), a leading Urban Air Mobility company and developer of all-electric vertical take-off and landing (“eVTOL”) aircraft, and Atlas Crest Investment Corp. (“Atlas Crest”) (NYSE: ACIC) today announced Deborah Diaz, Maria Pinelli, and Fred Diaz as nominees for the post-closing board of directors. These nominations will add three additional diverse and seasoned executives to the combined company’s board from the aviation, automotive, technology, and finance & consulting sectors. These nominees will become directors of the combined company following the completion of the proposed business combination of Archer with Atlas Crest.

Commenting on the appointments, Brett Adcock, co-founder and co-CEO of Archer, said “We couldn’t be more grateful that such an accomplished and distinct group of individuals have chosen to join us as we embark on this remarkable journey to change the future of transportation for generations to come.”

“To attract such diversity of skills from established industries is a huge win for Archer and we’re excited to work with these world-class business and strategic minds to shape our route to market,” added Adam Goldstein, co-founder and co-CEO of Archer.

Deborah Diaz

Deborah Diaz served as the CTO and deputy CIO of the National Aeronautics and Space Administration (“NASA”) from 2009 to 2016, where she was responsible for NASA’s global system infrastructure, risk management, financial and regulatory stewardship, innovation and technology infusion. Since leaving NASA in 2016, she has served as CEO and VC Advisor of Catalyst ADV, a strategic growth advisory firm specializing in large-scale business transformation, developing new business markets and strategic partnerships. Previously, Ms. Diaz also held executive leadership roles at the United States Patent and Trademark Office and the U.S. Department of Homeland Security. We believe that Ms. Diaz’s decades of senior level international business experience, coupled with her public corporate board and advisory board director experiences with Primis Financial, Section, Intel, Dell, Equinix and many others in the private sector and in government, will add significantly to Archer’s roadmap towards their full commercializing of eVTOL aircraft.

Maria Pinelli

Maria Pinelli led Ernst & Young LLP’s (“EY”) Consumer Products and Retail sector based in the U.S. Southeast from 2017 until the end of 2020. Prior to this role, Ms. Pinelli was a Global Vice Chair of EY from 2011 to 2017 and led EY’s Global Strategic Growth Business unit with a focus on serving entrepreneurs and private and public companies poised for exponential growth. During this period, she was also EY’s Global IPO Leader consulting to clients preparing for the pre and post journey. Prior to leading this global business of EY, Ms. Pinelli was EY’s America’s director of strategic growth markets from 2006 to 2011. In this role, Ms. Pinelli led a team of over 5,000 professionals serving high growth private, public and private-equity backed businesses. Ms. Pinelli currently serves on the board of directors of Globant S.A. As Archer scales its operations, Ms. Pinelli’s international business experience, financial expertise and her extensive experience in advising growth companies will serve as an asset to Archer’s management team.

Fred Diaz

Fred Diaz served as President & CEO and Chairman of the Board of Mitsubishi Motors North America from April 2018 to April 2020. Prior to such role, Mr. Diaz served as General Manager in Charge of Performance Optimization Global Marketing and Sales of Mitsubishi Motors Corporation in Japan, from July 2017 to April 2018. From April 2013 to July 2017, Mr. Diaz served in a number of executive roles for Nissan Motor Corporation, including Division Vice President & General Manager of North American Trucks and Light Commercial Vehicles and Sr. Vice President Sales & Marketing and Operations. Mr. Diaz also served in several roles for Fiat Chrysler Automobiles from 2004 to 2013, including President and CEO Ram Truck Brand and President and CEO Chrysler Mexico. Mr. Diaz currently serves as a director of Site One Landscapes (formerly John Deere Landscapes), a publicly traded company. Mr. Diaz’s extensive experience in operations management, sales, and marketing in the automotive transportation industry bring significant value as Archer prepares to scale customer operations ahead of the expected launch of commercial operations in 2024.

Oscar Munoz

The nomination of Oscar Munoz to the post-closing board of directors was announced last week. Mr. Munoz, a seasoned aviation executive, served as CEO of United Airlines (“United”) from 2015 to 2020 and led the company’s board as Executive Chairman from 2020 until retiring in May 2021. During his tenure, United earned recognition for innovation and customer service, earning trust with employees and leading the industry toward a sustainable aviation future. Before joining United’s executive team, Mr. Munoz served in several roles at CSX Corporation from 2003 to 2015, including President, COO, and CFO. He has also held senior leadership roles at AT&T, U.S. West and The Coca-Cola Company and PepsiCo. Prior to becoming CEO, Mr. Munoz served on the board of directors of United Airlines’ parent company, United Continental Holdings, having earlier joined the board of Continental Airlines in 2004. Mr. Munoz’s experience in management and finance working for well-known consumer and airline brands positions Mr. Munoz to advise Archer’s team as they scale globally.

Upon closing of the proposed business combination, these nominees are expected to be joined by Brett Adcock, Adam Goldstein and Michael Spellacy, CEO of Atlas Crest, on the board of directors of the combined company. Mr. Spellacy has extensive experience in technology, data and analytics, capital markets and private equity and most recently, was the Global Industry Leader of Accenture Capital Markets while overseeing Accenture’s Asset Management, Wealth Management and Investment and Trading businesses. Previously Mr. Spellacy held senior roles at PricewaterhouseCoopers, Broadhaven Capital, Bridgewater Associates and Boston Consulting Group.

About Archer

Archer’s mission is to advance the benefits of sustainable air mobility. Archer is creating the world’s first electric airline that moves people throughout the world's cities in a quick, safe, sustainable, and cost-effective manner. As the world’s only vertically integrated airline company, Archer is designing and developing electric vertical takeoff and landing (eVTOL) aircraft for use in Urban Air Mobility that can carry passengers for a targeted 60 miles at speeds of up to 150 mph while producing minimal noise. Archer's team is based in Palo Alto, CA. To learn more, visit www.archer.com.

About Atlas Crest

Atlas Crest Investment Corp. (NYSE: ACIC) is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase or similar business combination with one or more businesses and is sponsored by an affiliate of Moelis & Company, a leading global financial advisor to corporate executives, boards, entrepreneurs, financial sponsors and governments. The management team is led by Ken Moelis, Chairman, and Michael Spellacy, Chief Executive Officer, both of whom have had careers centered around identifying, evaluating and implementing organic and inorganic transformational growth and value creation initiatives across a broad range of industries. Atlas Crest priced its $500 million initial public offering on October 27, 2020.

Forward Looking Statements

Certain statements made in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed business combination between Atlas Crest and Archer, the estimated or anticipated future results and benefits of the combined company following the proposed business combination, including the likelihood and ability of the parties to successfully consummate the proposed business combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of the management of Atlas Crest and Archer and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Atlas Crest and Archer. These statements are subject to a number of risks and uncertainties regarding Atlas Crest’s businesses and the proposed business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the early-stage nature of Archer, including its history of losses and the expectation of significant losses for the foreseeable future; Archer’s ability to manufacture and deliver its aircraft within its current estimated budget, including risks associated with Archer’s reliance on its relationships with its suppliers and service providers for the parts and components in its aircraft and its ability to successfully develop commercial-scale manufacturing capabilities; risks associated with the United Airlines order constituting all of the current orders for Archer aircraft and that the order is subject to conditions, further negotiation and reaching mutual agreement on certain material terms; risks relating to the uncertainty of the projections included in the model; Archer’s ability to effectively market and sell air transportation as a substitute for conventional methods of transportation, following receipt of governmental operating authority, including successfully addressing any obstacles outside of its control that may slow market adoption of eVTOL aircraft; Archer’s ability to compete in the competitive urban air mobility and eVTOL industries; Archer’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; Archer’s ability to achieve its business milestones and launch products on anticipated timelines; Archer’s dependence on suppliers and service partners for the parts and components in its aircraft; Archer’s ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of Archer’s control that slow market adoption of electric aircraft; Archer’s ability to facilitate necessary changes to Vertiport infrastructure to enable adoption, including installation of necessary charging equipment; Archer’s ability to establish and expand its presence within international markets and into the market segments of defense or logistics/cargo; Archer’s ability to hire, train and retain qualified senior management personnel or other key employees; risks related to Archer’s aerial ride sharing business operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving aircraft, helicopters or lithium-ion battery cells; the impact of labor and union activities on Archer’s work force; losses resulting from indexed price escalation clauses in purchase orders and cost overruns; regulatory risks related to evolving laws and regulations in Archer’s industries, including data privacy and security laws; impact of the COVID-19 pandemic on Archer’s business and the global economy; risks related to natural disasters, outbreaks and pandemics, economic, social, weather, growth constraints and regulatory conditions or other circumstances affecting metropolitan areas; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Atlas Crest or Archer is not obtained; a decline in Archer’s securities following the business combination if it fails to meet the expectations of investors or securities analysts; Archer’s inability to protect its intellectual property rights from unauthorized use by third parties; Archer’s ability to defend third-party claims of intellectual property infringement against Archer; Archer’s need for and the availability of additional capital to pursue its business objectives and respond to business opportunities, challenges or unforeseen circumstances; cybersecurity risks; risks and costs associated with the ongoing civil litigation with Wisk Aero LLC and the federal government investigation; risks related to the dual class structure of Archer’s common stock, which will limit other investors’ ability to influence corporate matters; the amount of redemption requests made by Atlas Crest’s public stockholders; the ability of Atlas Crest or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in Atlas Crest’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission (“SEC”) on March 8, 2021 (as amended, the “Registration Statement”) under the heading “Risk Factors,” and other documents of Atlas Crest filed, or to be filed, with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Atlas Crest nor Archer presently know or that Atlas Crest and Archer currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Atlas Crest’s and Archer’s expectations, plans or forecasts of future events and views as of the date of this press release. Atlas Crest and Archer anticipate that subsequent events and developments will cause Atlas Crest’s and Archer’s assessments to change. However, while Atlas Crest and Archer may elect to update these forward-looking statements at some point in the future, Atlas Crest and Archer specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Atlas Crest’s or Archer’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Shareholders

In connection with the proposed business combination between Archer and Atlas Crest, Atlas Crest has filed the Registration Statement, including a proxy statement/prospectus. Additionally, Atlas Crest has filed other relevant materials with the SEC in connection with the proposed business combination. Stockholders are able to obtain copies of such documents, without charge at the SEC's web site at www.sec.gov. Security holders of Atlas Crest are urged to read the Registration Statement and the other relevant materials before making any voting decision with respect to the proposed business combination because they contain important information about the proposed business combination and the parties to the proposed business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Atlas Crest, its sponsor and their respective directors, officers and employees may be deemed participants in the solicitation of proxies of Atlas Crest’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Atlas Crest’s executive officers and directors in the solicitation by reading the Registration Statement and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. Information concerning the interests of Atlas Crest's participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, is set forth in the proxy statement/prospectus contained in the Registration Statement.

Archer and its respective directors, officers and employees may also be deemed to be participants in the solicitation of proxies of Atlas Crest’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Archer’s executive officers and directors in the solicitation by reading the Registration Statement and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. Information concerning the interests of Archer’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, is set forth in the proxy statement/prospectus contained in the Registration Statement.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Contacts

For Investors
investors@flyarcher.com

For Media
Louise Bristow
Archer
C: 818 398 8091
louise.bristow@archer.com
archer@launchsquad.com

Andrea Hurst
Moelis & Company
C: 347 583 9705
andrea.hurst@moelis.com